Exhibit 1.1

UNDERWRITING AGREEMENT

6,250,000 Shares

ATLAS TECHNICAL CONSULTANTS, INC.

Common Stock

UNDERWRITING AGREEMENT

August [ ● ], 2020

STIFEL, NICOLAUS & COMPANY, INCORPORATED

RAYMOND JAMES & ASSOCIATES, INC.

As representatives of the several Underwriters

named in Schedule I hereto

c/o Stifel, Nicolaus & Company, Incorporated

One South Street

Baltimore, Maryland 21202

Ladies and Gentlemen:

Atlas Technical Consultants, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several underwriters named in Schedule I hereto (the “Underwriters”) for whom you are acting as representatives (the “Representatives”), and the stockholder of the Company named in Schedule II hereto (the “Selling Stockholder”) proposes to sell to the several Underwriters, and the Underwriters, acting severally and not jointly, agree to purchase, an aggregate of 6,250,000 shares (the “Firm Shares”) of the Class A common stock, par value $0.0001 per share, of the Company (“Common Stock”), of which 5,000,000 shares are to be issued and sold by the Company and 1,250,000 shares are to be sold by the Selling Stockholder. The Selling Stockholder proposes to sell to the several Underwriters, and the Underwriters agree to purchase, for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, at the option of the Underwriters, up to an additional 937,500 shares of Common Stock (the “Option Shares”). The Firm Shares and the Option Shares are hereinafter referred to collectively as the “Shares”.

For the avoidance of doubt, it shall be understood and agreed that any and all references in this underwriting agreement (this “Agreement”) to “Subsidiaries” of the Company shall be deemed to include Atlas TC Holdings LLC, a Delaware limited liability company (“Atlas Holdings”), and its subsidiaries. The Company and Atlas Holdings are collectively referred to herein as the “Atlas Parties.”

The Company hereby confirms its engagement of Lake Street Capital Markets, LLC (“Lake Street”) as, and Lake Street hereby confirms its agreement with the Company to render services as, a “qualified independent underwriter” within the meaning of Rule 5121 (or any successor rule) adopted by the Financial Industry Regulatory Authority, Inc. (“FINRA”) (“Rule 5121”) with respect to the offer and sale of the Shares. Lake Street, solely in its capacity as qualified independent underwriter and not otherwise, is referred to herein as the “QIU.”

Each Atlas Party and the Selling Stockholder confirm as follows their respective agreements with the Representatives and the several other Underwriters.

1. (a) The Company represents and warrants to, and agrees with, each of the Underwriters that, as of the date hereof and as of the Closing Date (as defined herein) and each Option Closing Date (as defined herein), if any, except for any representations and warranties that speak as of a specific date, in which case only as of such date:

(i) A registration statement on Form S-1 (File No. [ ● ]) in respect of the Shares and one or more pre-effective amendments thereto (together, the “Initial Registration Statement”) have been filed with the Securities and Exchange Commission (the “Commission”); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Securities Act”), which would become effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued, no proceeding for that purpose has been initiated, to the Company’s knowledge, or threatened by the Commission and any request on the part of the Commission for additional information from the Company has been satisfied in all material respects; any preliminary prospectus included in the Initial Registration Statement, as originally filed or as part of any amendment thereto, or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act is hereinafter called a “Preliminary Prospectus”; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all schedules and exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act and deemed by virtue of Rule 430A under the Securities Act to be part of the Initial Registration Statement at the time it was declared effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, each as amended at the time such part of the Initial Registration Statement became effective, are hereinafter collectively called the “Registration Statement”; the Preliminary Prospectus relating to the Shares that was included in the Registration Statement immediately prior to the Applicable Time (as defined in Section 1(a)(iii) hereof) is hereinafter called the “Pricing Prospectus”; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Securities Act, is hereinafter called the “Prospectus”; and any “issuer free writing prospectus” as defined in Rule 433 under the Securities Act relating to the Shares is hereinafter called an “Issuer Free Writing Prospectus”; and all references to the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus, any Issuer Free Writing Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”). From the time of the initial confidential submission of the Registration Statement to the Commission (or, if earlier, the first date on which the Company engaged directly or through any person authorized to act on its behalf in any Testing-the-Waters Communication) through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”). “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Securities Act;

(ii) (1) at the respective times that the Initial Registration Statement, any Rule 462(b) Registration Statement and any amendments thereto became effective and at the Closing Date (as defined herein) (and, if any Option Shares are purchased, at the applicable Option Closing Date (as defined herein)), the Initial Registration Statement, any Rule 462(b) Registration Statement and any amendments and supplements to any of the foregoing thereto complied and will comply in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission thereunder (the “Rules and Regulations”) and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (2) at the respective times the Prospectus or any amendments or supplements thereto were filed pursuant to Rule 424(b) or issued and at the Closing Date (and, if any Option Shares are purchased, at the applicable Option Closing Date), neither the Prospectus nor any amendment or supplement thereto included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the representations and warranties in clauses (1) and (2) above do not apply to statements in or omissions from the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus or any amendment or supplement to any of the foregoing writing made in reliance upon and in conformity with written information furnished to the Company in writing by any Underwriter through the Representatives or by or on behalf of the Selling Stockholder in its capacity as such expressly for use in the Registration Statement or the Prospectus, it being understood and agreed that the only such information provided by any Underwriter is that described as such in Section 10(c) hereof and the only such information provided by the Selling Stockholder consists of the Selling Stockholder information described in Section 1(b)(viii) hereof (such information, the “Selling Stockholder Information”). No order suspending the use of any Preliminary Prospectus, the Pricing Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are threatened by the Commission.

Each Preliminary Prospectus, Pricing Prospectus, Issuer Free Writing Prospectus and the Prospectus filed as part of the Initial Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the requirements of the Securities Act and the Rules and Regulations and each Preliminary Prospectus, Pricing Prospectus, Issuer Free Writing Prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T;

(iii) For the purposes of this Agreement, the “Applicable Time” is [ ● ] [p.m.] (Eastern time) on the date of this Agreement; the Pricing Prospectus as supplemented by the Issuer Free Writing Prospectuses, Written Testing-the-Waters Communications (as hereinafter defined) and other documents listed in Schedule III hereto, taken together (collectively, the “Pricing Disclosure Package”) as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus and/or Written Testing-the-Waters Communication listed on Schedule III hereto does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each such Issuer Free Writing Prospectus and/or Written Testing-the-Waters Communication, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in an Issuer Free Writing Prospectus or Written Testing-the-Waters Communication in reliance upon and in strict conformity with information furnished in writing to the Company by an Underwriter through the Representatives or by or on behalf of the Selling Stockholder in its capacity as such expressly for use therein;

(iv) The Company has filed a registration statement pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to register the Common Stock, and such registration statement has been declared effective; at the time of filing the Initial Registration Statement the Company was not and is not an “ineligible issuer,” as defined under Rule 405 under the Securities Act;

(v) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Pricing Prospectus and to enter into and perform its obligations under this Agreement, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure so to qualify or be in good standing would not have a material adverse effect. Except as otherwise stated, “material adverse effect” means any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders’ equity, prospects or results of operations of the Company and its Subsidiaries, considered as one enterprise, or the performance by the Atlas Parties of their respective obligations under this Agreement;

(vi) Each subsidiary of the Company (each a “Subsidiary”) has been duly incorporated (or organized) and is validly existing as a corporation (or other organization) in good standing under the laws of the jurisdiction of its incorporation (or organization), with power and authority to own, lease and operate its properties and conduct its business as described in the Pricing Prospectus, and has been duly qualified as a foreign corporation (or other organization) for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure so to qualify or be in good standing would not have a material adverse effect; all of the issued and outstanding capital stock (or other ownership interests) of each Subsidiary has been duly and validly authorized and issued, is fully paid and non-assessable and is owned by the Company, directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity (other than liens arising under or in connection with the senior secured term loan and the senior secured revolver pursuant to that certain Credit Agreement dated February 14, 2020, as amended by that certain First Amendment, dated as of March 30, 2020, and as amended by that certain Second Amendment, dated as of March 31, 2020, by and among Atlas Holdings, Atlas TC Buyer LLC, Atlas Intermediate Holdings, LLC, the other parties listed thereto, the lenders party thereto, the issuing banks party thereto and Macquarie Capital Funding LLC, as administrative agent and swing line lender (the “Credit Agreement”), as described in the Pricing Prospectus);

(vii) The Company has an authorized capitalization as set forth in the Pricing Prospectus, and all of the issued and outstanding shares of capital stock of the Atlas Parties, including the Shares to be sold by the Selling Stockholder, have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the descriptions thereof contained in the Pricing Prospectus; and none of the issued and outstanding shares of capital stock of the Atlas Parties are subject to any preemptive or similar rights;

(viii) The Shares have been duly and validly authorized and, when issued and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be duly and validly issued and fully paid and non-assessable and will conform in all material respects to the descriptions thereof contained in the Pricing Prospectus; and the issuance of such Shares is not subject to any preemptive or similar rights;

(ix) This Agreement has been duly authorized, executed and delivered by each Atlas Party;

(x) The issue and sale of the Shares, the execution of this Agreement by each Atlas Party and the compliance by each Atlas Party with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not (1) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is bound or to which any of the property or assets of the Company or any of the Subsidiaries is subject, (2) result in any violation of the provisions of the certificate or articles of incorporation or bylaws (or similar organization documents) of the Company or any of the Subsidiaries or (3) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their properties, except in the case of (1) and (3) for such violations that would not, individually or in the aggregate, reasonably be expected to have a material adverse effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by each Atlas Party of the transactions contemplated by this Agreement, except for the registration under the Securities Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

(xi) Grant Thornton LLP, who have certified certain financial statements of Atlas Intermediate Holdings LLC and ATC Group Partners LLC is an independent registered public accounting firm as required by the Securities Act and the Rules and Regulations. Marcum LLP, who have certified certain financial statements of Atlas Technical Consultants, Inc. (formerly known as Boxwood Merger Corp.) and its subsidiaries for the years ended December 31, 2019 and 2018, and the related notes thereto is an independent registered public accounting firm as required by the Securities Act and the Rules and Regulations. Deloitte & Touche LLP, who have certified certain financial statements of ATC Group Partners LLC and its subsidiaries is an independent registered public accounting firm as required by the Securities Act and the Rules and Regulations. The financial statements, together with related schedules and notes, included in the Registration Statement, the Pricing Prospectus and the Prospectus comply in all material respects with the requirements of the Securities Act and present fairly in all material respects the consolidated financial position, results of operations and changes in financial position of the Company and its Subsidiaries on the basis stated in the Registration Statement, the Pricing Prospectus and the Prospectus at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles as applied in the United States (“GAAP”) consistently applied throughout the periods involved, except as disclosed therein; and the selected historical financial data and the summary financial data included in the Registration Statement, the Pricing Prospectus and the Prospectus present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the financial statements included in the Registration Statement. The pro forma financial statements of the Company and its Subsidiaries and the related notes thereto included in the Registration Statement and the Pricing Prospectus present fairly in all material respects the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, if any, fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto;

(xii) Neither the Company nor any Subsidiary has sustained since the date of the latest audited financial statements included in the Pricing Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, (1) there has not been any change in the capital stock (other than as a result of the grant, vesting or exercise of stock options or other equity incentives pursuant to the Company’s equity incentive plans as described in the Pricing Prospectus) or long-term debt of the Company or any of the Subsidiaries (other than borrowings under the Credit Agreement as described in the Pricing Prospectus), (2) there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the Company and its Subsidiaries, considered as one enterprise, (3) there have been no transactions entered into by, and no obligations or liabilities, contingent or otherwise, incurred by the Company or any of its Subsidiaries, not in the ordinary course of business, which are material to the Company and its Subsidiaries, considered as one enterprise or (4) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, in each case, otherwise than as set forth or contemplated in the Pricing Prospectus;

(xiii) Neither the Company nor any of the Subsidiaries is (1) in violation of its certificate or articles of incorporation or bylaws (or similar organization documents) or (2) in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of its Subsidiaries, or (3) in violation of any decree of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries, or (4) in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which the Company or any of its Subsidiaries is a party or by which any of them or any of their respective properties may be bound, except, in the case of clauses (2), (3) and (4), where any such violation or default would not, individually or in the aggregate, reasonably be expected to have a material adverse effect;

(xiv) The Company and each of its Subsidiaries has good and marketable title to all real and personal property owned by it, in each case free and clear of all liens (other than liens arising under or in connection with the Credit Agreement), encumbrances and defects except such as are described in the Pricing Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company or any Subsidiary; and any real property and buildings held under lease by the Company or any Subsidiary are held under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company or any Subsidiary;

(xv) Other than as set forth in the Pricing Prospectus and the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property of the Company or any of its Subsidiaries is the subject which, if determined adversely to the Company or the Subsidiary, individually or in the aggregate, would have or may reasonably be expected to have a material adverse effect, or would prevent or impair the consummation of the transactions contemplated by this Agreement, or which are required to be described in the Registration Statement, the Pricing Prospectus or the Prospectus; and, to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or by others;

(xvi) The Company and its Subsidiaries possess all permits, licenses, approvals, consents and other authorizations (collectively, “Permits”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the businesses now operated by them; the Company and the Subsidiaries are in compliance with the terms and conditions of all such Permits and all of the Permits are valid and in full force and effect, except, in each case, where the failure so to comply or where the invalidity of such Permits or the failure of such Permits to be in full force and effect, individually or in the aggregate, would not have a would not, individually or in the aggregate, reasonably be expected to have a material adverse effect; and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or material modification of any such Permits;

(xvii) The Company and its Subsidiaries own or possess, or can acquire on reasonable terms, adequate rights to use all licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names, patents and patent rights (collectively “Intellectual Property”) that are material to carrying on their businesses as described in the Pricing Prospectus, and, to the knowledge of the Company, neither the Company nor any of its Subsidiaries has received any correspondence relating to any Intellectual Property or notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property which would render any Intellectual Property invalid or inadequate to protect the interest of the Company and its Subsidiaries and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, individually or in the aggregate, would have or may reasonably be expected to have a material adverse effect;

(xviii) No material labor dispute with the employees of the Company or the Subsidiaries exists, or, to the knowledge of the Company, is imminent. The Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any Subsidiary’s principal suppliers, manufacturers, customers or contractors, which, individually or in the aggregate, may reasonably be expected to result in a material adverse effect;

(xix) The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any Subsidiary has been refused any insurance coverage sought or applied for; and the Company has no reason to believe that either it or any Subsidiary will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect;

(xx) The Company and each of its Subsidiaries have made and keep books, records and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company and its Subsidiaries. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management’s general or specific authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (3) access to assets is permitted only in accordance with management’s general or specific authorization; (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (5) the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, if any, is in conformity in all material respects with generally accepted accounting principles and is updated as necessary to comply in all material respects with the requirements of the Securities Act and the Commission’s rules and guidelines applicable thereto and present fairly the consolidated financial position, results of operations and changes in financial position of the Company and the Subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply;

(xxi) Since the date of the latest audited financial statements included in the Pricing Prospectus and the Prospectus, and except as other than the significant deficiencies disclosed to you relating to the audited financial statements for the year ended December 31, 2019, (1) the Company has not been advised of (a) any significant deficiencies in the design or operation of internal controls that could materially and adversely affect the ability of the Company and each of its Subsidiaries to record, process, summarize and report financial data, or any material weaknesses in internal controls and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Company and each of its Subsidiaries, and (2) since that date, there has been no change in the Company’s internal control over financial reporting that has materially and adversely affected, or is reasonably likely to materially and adversely affect, the Company’s internal control over financial reporting (other than as set forth in the Pricing Prospectus or the Prospectus);

(xxii) The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 (e) of the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures are effective;

(xxiii) All United States federal income tax returns of the Company and the Subsidiaries required by law to be filed have been filed and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided. The Company and the Subsidiaries have filed all other tax returns that are required to have been filed by them pursuant to applicable foreign, state, local or other law, except insofar as the failure to file such returns, individually or in the aggregate, would not result in a material adverse effect, and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company or any Subsidiary except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. The charges, accruals and reserves on the books of the Company and the Subsidiaries in respect of any income and corporation tax liability for any years not finally determined are adequate to meet, except to the extent of any inadequacy that would not result in a material adverse effect, any assessments or re-assessments for additional income tax for any prior years not finally determined;

(xxiv) There are no statutes, regulations, documents or contracts of a character required to be described in the Registration Statement, the Prospectus or the Pricing Prospectus or to be filed as an exhibit to the Registration Statement which are not described or filed as required;

(xxv) Neither the Company nor any of the Subsidiaries is in violation of any applicable statute or any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, production, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “environmental laws”), owns or operates any real property contaminated with any substance that is subject to or would require remedial action under any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, remedial action, liability or claim, individually or in the aggregate, would have a material adverse effect; and, to the knowledge of the Company, there is no pending investigation which might reasonably be expected to lead to such a claim;

(xxvi) (1) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or any Subsidiary for employees or former employees of the Company and its affiliates (each such plan, a “Plan”), has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”), (2) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption, (3) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified, and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification; (4) neither the Company nor any Subsidiary has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA; and (5) no material increase in the aggregate amount of contributions required to be made to all Plans by the Company or its Subsidiaries in the current fiscal year of the Company and its Subsidiaries has occurred or is reasonably likely to occur compared to the amount of such contributions made in the Company’s and its Subsidiaries’ most recently completed fiscal year; except, in each case, with respect to the events or conditions set forth in clause (1) through (5) hereof, as would not, individually or in the aggregate, have a material adverse effect;

(xxvii) Neither the Company nor any of its Subsidiaries, or any director, officer, agent, employee of the foregoing or, to the Company’s knowledge, any other person acting on behalf of the Company or any of its Subsidiaries, has (1) taken any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment, giving or receipt of money, property, gifts or anything else of value, directly or indirectly, to any government official (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for on behalf of any of the foregoing, or any political party or party official or candidate for political office) (“Government Official”) in order to influence official action, or to any person in violation of any applicable anti-corruption laws; (2) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (3) made any direct or indirect unlawful payment to any Government Official from corporate funds, (4) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any other applicable anti-corruption laws, or (5) made any bribe, unlawful rebate, payoff, influence payment, kickback or other unlawful payment or promise to pay;

(xxviii) There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated in connection therewith, with which any of them is required to comply, including Section 402 related to loans and Sections 302 and 906 related to certifications;

(xxix) There are no persons with registration rights or other similar rights to have securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act, except for such rights described in the Pricing Prospectus that have been effectively waived;

(xxx) Each Atlas Party is not and, after giving effect to the offering and sale of the Shares as contemplated herein and the application of the net proceeds therefrom as described in the Pricing Prospectus, will not be an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(xxxi) The Company has not distributed and, prior to the later to occur of the Closing Date (as defined in Section 4 hereof) and completion of distribution of the Shares, will not distribute any offering materials in connection with the offering and sale of the Shares, other than the Pricing Prospectus, the Prospectus and, subject to compliance with Section 6 hereof, any Issuer Free Writing Prospectus; and the Company has not taken and will not take, directly or indirectly, any action designed to cause or result in, or which constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Shares. The Company (a) has not alone engaged in any Testing-the-Waters Communication other than Testing-the-Waters Communications with the consent of the Representatives with entities that are qualified institutional buyers within the meaning of Rule 144A under the Securities Act or institutions that are accredited investors within the meaning of Rule 501 under the Securities Act and (b) has not authorized anyone other than the Representatives to engage in Testing-the-Waters Communications. The Company reconfirms that the Representatives have been authorized to act on its behalf in undertaking Testing-the-Waters Communications. The Company has not distributed any Written Testing-the-Waters Communications other than those listed on Schedule III hereto. “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act;

(xxxii) The statistical and market and industry-related data included in the Pricing Prospectus and the Prospectus are based on or derived from sources which the Company reasonably believes to be reliable and accurate or represent the Company’s good faith estimates that are made on the basis of data derived from such sources, and the Company has obtained the written consent to the use of such data from sources to the extent required;

(xxxiii) The audiovisual presentation made available to the public by the Company at [ ● ] is a “bona fide electronic roadshow” for purposes of Rule 433(d)(8)(ii) of the Securities Act, and such presentation, together with the Pricing Prospectus, does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements in or omissions from such presentation or Pricing Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through the Representatives or by or on behalf of the Selling Stockholder in its capacity as such expressly for use therein;

(xxxiv) Any certificate signed by any officer of the Company and delivered to the Underwriters or to counsel for the Underwriters in connection with the transaction contemplated hereby shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby;

(xxxv) Neither the Company nor any of its Subsidiaries has sent or received any written communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in the Pricing Disclosure Package or the Pricing Prospectus or the Prospectus, or referred to or described in, or filed as an exhibit to, the Registration Statement, and no such termination or non-renewal has been threatened by the Company or any of its Subsidiaries or, to the Company’s knowledge, any other party to any such contract or agreement, except as would not have a material adverse effect;

(xxxvi) The operations of the Company and its Subsidiaries are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Company and its Subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental or regulatory agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened;

(xxxvii) (1) The Company and each of its Subsidiaries have complied, and are presently in compliance, in all material respects, with their privacy and security policies and with all privacy and data security-related contractual obligations, laws and regulations regarding their collection, use, transfer, storage, protection, disposal or disclosure of personally identifiable information or any other information collected from or provided by third parties; (2) the Company and its Subsidiaries have taken commercially reasonable steps to protect the information technology systems and data within the control of the Company or its Subsidiaries; (3) the Company and its Subsidiaries have used reasonable efforts to establish, and have established, commercially reasonable disaster recovery measures for their business, including, without limitation, for the information technology systems and data within the control of the Company or any of its Subsidiaries; and (4) to the Company’s knowledge, there has been no security breach or attack or other compromise of or relating to any such information technology system or data, except in the case of (1) through (4), as would not have a material adverse effect; and

(xxxviii) The Company has taken all actions necessary to effectuate the exchange by the Selling Stockholder of Atlas Holdings Interests (as defined in Section 2 hereof) for shares of Common Stock as set forth on its Redemption Notice (as defined in Section 2 hereof).

(b) The Selling Stockholder represents and warrants to, and agrees with, each of the Underwriters that, as of the date hereof and as of the Closing Date and each Option Closing Date, if any:

(i) All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Stockholder of this Agreement, the Redemption Notice and the Election to Sell, and for the sale and delivery of the Option Shares to be sold by such Selling Stockholder hereunder, have been obtained; and such Selling Stockholder has full right, power and authority to enter into this Agreement, the Redemption Notice and the Election to Sell, and to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder;

(ii) This Agreement, the Redemption Notice and the Election to Sell, have been duly authorized, executed and delivered by the Selling Stockholder;

(iii) The Selling Stockholder has been duly incorporated (or organized) and is validly existing as a corporation (or other organization) in good standing under the laws of its jurisdiction (or organization);

(iv) The sale of the Shares to be sold by the Selling Stockholder hereunder, the execution of this Agreement, the Redemption Notice and the Election to Sell by the Selling Stockholder and the compliance by the Selling Stockholder with all of the provisions of this Agreement and the consummation of the transactions herein and therein contemplated will not (1) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the property or assets of the Selling Stockholder is subject, (2) result in any violation of the provisions of the certificate or articles of incorporation or bylaws (or similar organization documents) of the Selling Stockholder, or (3) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Stockholder or any of its properties, except in the case of (1) and (3) for such violations that would not, individually or in the aggregate, reasonably be expected to have a material adverse effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the sale of the Shares to be sold by the Selling Stockholder hereunder or the consummation by the Selling Stockholder of the transactions contemplated by this Agreement, except the registration under the Securities Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

(v) The Selling Stockholder has, and immediately prior to the Closing Date and each Option Closing Date will have, after giving effect to the redemption of the Atlas Holdings Interests for shares of Common Stock as set forth on the Redemption Notice, good and valid title to the Shares to be sold by the Selling Stockholder hereunder on such date free and clear of all liens, encumbrances, equities or claims; and, upon delivery of such Shares and payment therefor pursuant hereto, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters;

(vi) The Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to cause or result in, or which constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

(vii) There are no legal or governmental proceedings pending to which the Selling Stockholder is a party or of which any property of the Selling Stockholder is the subject which, if determined adversely to the Selling Stockholder, individually or in the aggregate, would prevent or impair the consummation of the transactions contemplated by this Agreement;

(viii) The representations and warranties set forth in the following paragraphs of this Section 1(b)(viii) are limited to the information relating to the Selling Stockholder and its securities that is included in the Initial Registration Statement, any Rule 462(b) Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus or any amendment or supplement to any of the foregoing. (1) At the respective times the Initial Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Date (and, if any Option Shares are purchased, at each Option Closing Date), the Initial Registration Statement, any Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the Securities Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (2) at the time the Pricing Prospectus, the Prospectus or any amendments or supplements thereto were issued and at the Closing Date (and, if any Option Shares are purchased, at each Option Closing Date), none of the Pricing Prospectus, the Prospectus nor any amendment or supplement thereto included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the representations and warranties in clauses (1) and (2) above shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through the Representatives or by or on behalf of the Selling Stockholder in its capacity as such expressly for use in the Registration Statement or the Prospectus, it being understood and agreed that the only such information provided by any Underwriter is that identified as such in Section 10(c);

(ix) Any certificate signed by, or on behalf of, the Selling Stockholder delivered to the Underwriters or to counsel for the Underwriters shall be deemed a representation and warranty by the Selling Stockholder to the Underwriters as to the matters covered thereby;

(x) The Selling Stockholder is not prompted by any material non-public information concerning the Company or its subsidiaries which is not set forth in the Pricing Prospectus and the Prospectus to sell its Shares pursuant to this Agreement;

(xi) Pursuant to its Redemption Notice, the Selling Stockholder has taken all necessary action to exchange its interests in Atlas Holdings Interests for the number of shares of Common Stock set forth in its Redemption Notice; and

(xii) Such Selling Stockholder is not (1) an employee benefit plan subject to Title I of ERISA, (2) a plan or account subject to Section 4975 of the Internal Revenue Code of 1986, as amended, or (3) an entity deemed to hold “plan assets” of any such plan or account under Section 3(42) of ERISA, 29 C.F.R. 2510.3-101, or otherwise.

2. Subject to the terms and conditions herein set forth, (a) the Company and the Selling Stockholder agree, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and the Selling Stockholder at a purchase price per share of $[ ˜ ] (the “Purchase Price”), the number of Firm Shares (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm Shares to be sold by the Company and the Selling Stockholder as set forth opposite the name of the Company and the Selling Stockholder in Schedule II hereto by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Firm Shares to be purchased by all of the Underwriters from the Company and the Selling Stockholder hereunder and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Option Shares as provided below, the Selling Stockholder agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Selling Stockholder, at the Purchase Price, the number of Option Shares (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the number of Option Shares as to which such election shall have been exercised by the fraction set forth in clause (a) above.

The Selling Stockholder hereby grants to the Underwriters the right to purchase at their election up to 937,500 Option Shares, at the Purchase Price, for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares. The Underwriters may exercise their option to acquire Option Shares in whole or in part from time to time only by written notice from the Representatives to the Company and the Selling Stockholder, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Option Shares to be purchased and the date on which such Option Shares are to be delivered, as determined by the Representatives but in no event earlier than the Closing Date or, unless the Representatives and the Selling Stockholder otherwise agree in writing, earlier than two or later than ten business days after the date of such notice. The maximum number of Option Shares that may be purchased from the Selling Stockholder is set forth in the second column opposite their respective names in Schedule II hereto.

Prior to the execution and delivery of this Agreement, (i) the Selling Stockholder shall execute and deliver a Redemption Notice (the “Redemption Notice”), pursuant to which such Selling Stockholder shall make an irrevocable election to exchange its limited liability company interests in Atlas Holdings (“Atlas Holdings Interests”) for an equal number of shares of Common Stock and (ii) the Selling Stockholder shall execute and deliver an Election to Sell (the “Election to Sell”), pursuant to which the Selling Stockholder will make an irrevocable election to sell the number of Shares set forth opposite such Selling Stockholder’s name in Schedule II hereto to the Underwriters pursuant to this Agreement.

3. It is understood that the several Underwriters propose to offer the Firm Shares for sale to the public upon the terms and conditions set forth in the Prospectus.

4. The Company and the Selling Stockholder will deliver the Firm Shares to the Representatives through the facilities of the Depository Trust Company (“DTC”) for the accounts of the Underwriters, against payment of the purchase price therefor in Federal (same day) funds by official bank check or checks or wire transfer drawn to the order of the Company, in the case of Firm Shares sold by the Company, and to or on behalf of the Selling Stockholder, under instructions from the Selling Stockholder, in the case of Firm Shares sold by the Selling Stockholder, at the office of Latham & Watkins LLP, at 10:00 A.M., New York time, on August [ ● ], 2020, or at such other time not later than seven full business days thereafter as the Representatives and the Company determine, such time being herein referred to as the “Closing Date”. For purposes of Rule 15c6-1 under the Exchange Act, the Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Firm Shares. The certificates, if any, for the Firm Shares so to be delivered will be in definitive form, in such denominations and registered in such names as the Representatives request and will be made available for checking and packaging at the above office of Latham & Watkins LLP at least 24 hours prior to the Closing Date.

Each time for the delivery of and payment for the Option Shares, being herein referred to as an “Option Closing Date”, which may be the Closing Date, shall be determined by the Representatives as provided above. The Selling Stockholder will deliver the Option Shares being purchased on each Option Closing Date to the Representatives through the facilities of DTC for the accounts of the Underwriters, against payment of the purchase price therefor in Federal (same day) funds by official bank check or checks or wire transfer drawn to or on behalf of the Selling Stockholder under instructions from the Selling Stockholder at the above office of Latham & Watkins LLP, at 10:00 A.M., New York time on the applicable Option Closing Date. The certificates, if any, for the Option Securities so to be delivered will be in definitive form, in such denominations and registered in such names as the Representatives request and will be made available for checking and packaging at the above office of Latham & Watkins LLP at least 24 hours prior to such Option Closing Date.

5. The Company covenants and agrees with each of the Underwriters as follows:

(a) The Company, subject to Section 5(b), will comply with the requirements of Rule 430A under the Securities Act, and will notify the Representatives promptly, and confirm the notice in writing (which may occur by email or other electronic transmission), (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended prospectus shall have been filed, to furnish the Representatives with copies thereof (to the extent not available on EDGAR or the Company’s public website), and to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Securities Act, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes; and (v) if the Company ceases to be an Emerging Growth Company at any time prior to the later of (A) completion of the distribution of the Shares within the meaning of the Securities Act and (B) completion of the 90-day restricted period referred to in Section 5(j) hereof. The Company will promptly effect the filings necessary pursuant to Rule 424(b) under the Securities Act and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order described in this section and, if any such stop order is issued, to obtain the lifting thereof at the earliest possible moment.

(b) The Company will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b) under the Securities Act), or any amendment, supplement or revision to the Prospectus, or any Issuer Free Writing Prospectus, will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object.

(c) The Company will use commercially reasonable efforts to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that nothing in this Section 5(c) shall require the Company to qualify as a foreign corporation in any jurisdiction in which it is not already so qualified, or to file a general consent to service of process in any jurisdiction.

(d) If requested by the Representatives, the Company will deliver to the Representatives, without charge, three (3) signed copies of the Initial Registration Statement as originally filed, any Rule 462(b) Registration Statement and of each amendment to each (including exhibits filed therewith or incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also, upon your request, deliver to the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e) The Company has delivered to each Underwriter, without charge, as many written and electronic copies of each Preliminary Prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the Securities Act. The Company will furnish to each Underwriter, without charge, prior to 5:00 P.M. (New York time) on the business day next succeeding the date of this Agreement (or such later time as may be agreed to by the Company and the Representatives) and from time to time thereafter during the period when the Prospectus is required to be delivered in connection with sales of the Shares under the Securities Act or the Exchange Act or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act, such number of written and electronic copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(f) The Company will comply with the Securities Act and the Rules and Regulations so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and in the Prospectus. If at any time when, in the opinion of counsel for the Underwriters, a prospectus is required by applicable law to be delivered in connection with sales of the Shares under the Securities Act or the Exchange Act (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act), any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, or if it shall be necessary, in the opinion of either such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the Securities Act or the Rules and Regulations, the Company will as promptly as practical prepare and file with the Commission, subject to Section 5(b), such amendment or supplement as may be necessary to correct such untrue statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of written electronic copies of such amendment or supplement as the Underwriters may reasonably request. The Company will provide the Representatives with notice of the occurrence of any event during the period specified above that may give rise to the need to amend or supplement the Registration Statement or the Prospectus as provided in the preceding sentence promptly after the occurrence of such event. If at any time following the distribution of any Written Testing-the-Waters Communication there occurred or occurs an event or development as a result of which such Written Testing-the-Waters Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Written Testing-the-Waters Communication to eliminate or correct such untrue statement or omission.

(g) The Company will make generally available (within the meaning of Section 11(a) of the Securities Act) to its security holders and to the Representatives as soon as practicable, (which may be satisfied by filing with EDGAR) but not later than 45 days after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs, an earnings statement of the Company (which need not be audited) (in form complying with the provisions of Rule 158 under the Securities Act) covering a period of at least twelve consecutive months beginning after the effective date of the Registration Statement.

(h) The Company will use the net proceeds received by it from the sale of the Shares in the manner specified in the Pricing Prospectus and the Prospectus under the heading “Use of Proceeds”.

(i) The Company will use its best efforts to effect and maintain the listing of the Common Stock (including the Shares) on The NASDAQ Stock Market.

(j) During a period of 90 days from the date of the Prospectus, the Company will not, without the prior written consent of the Representatives, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any Common Stock or Class B common stock of the Company (the “Class B Common Stock”), or any securities convertible into or exercisable or exchangeable for Common Stock or Class B Common Stock or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of Common Stock or Class B Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or Class B Common Stock or such other securities, in cash or otherwise, other than (1) the Shares to be sold hereunder, (2) the issuance of options to acquire shares of Common Stock or Class B Common Stock granted pursuant to the Company’s benefit plans existing on the date hereof that are referred to in the Prospectus, as such plans may be amended, (3) the issuance of shares of Common Stock in exchange for Atlas Holdings Interests (together with an equal number of shares of Class B Common Stock of the Company), pursuant to the amended and restated limited liability company agreement of Atlas Holdings, (4) the issuance of shares of Common Stock or Class B Common Stock upon the exercise of any such options or upon the exercise of any option, warrant or convertible security outstanding on the date hereof or (5) the issuance of up to 10% of the number of shares of capital stock of the Company outstanding as of the Closing Date in connection with an acquisition or business combination.

(k) If the Representatives, jointly in their sole discretion, agree to release or waive the restrictions set forth in a “lock-up” agreement described in Section 9(n) hereof for an officer or director of the Company and provide the Company with notice of the impending release or waiver at least three business days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release substantially in the form of Exhibit D hereto through a major news service at least two business days before the effective date of the release or waiver, if required by an applicable FINRA rule.

(l) The Company, during the period when the Prospectus is required to be delivered in connection with sales of the Shares under the Securities Act or the Exchange Act (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act), will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and the rules and regulations of the Commission thereunder.

(m) The Company will file with the Commission such information on Form 10-Q or Form 10-K as may be required pursuant to Rule 463 under the Securities Act.

(n) During a period of five years from the effective date of the Registration Statement, the Company will furnish to you copies of all reports or other communications (financial or other) furnished to shareholders generally, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its Subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission); provided, however, that the Company shall not be required to provide documents (i) that are available through EDGAR or (ii) the provision of which would require public disclosure by the Company under Regulation FD.

(o) If the Company elects to rely upon Rule 462(b) under the Securities Act, the Company will file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and at the time of filing either to pay to the Commission the filing fee for the Rule 462(b) Registration Statement or to give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Securities Act.

(p) If so requested by the Representatives, the Company shall cause to be prepared and delivered, at its expense, within one business day from the effective date of this Agreement (or such later time as may be agreed to by the Company and the Representatives), to the Representatives an “electronic Prospectus” to be used by the Underwriters in connection with the offering and sale of the Shares. As used herein, the term “electronic Prospectus” means a form of the most recent Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, reasonably satisfactory to the Representatives, that may be transmitted electronically by the Representatives and the other Underwriters to offerees and purchasers of the Shares, (ii) it shall disclose the same information as such paper Preliminary Prospectus, Issuer Free Writing Prospectus or the Prospectus, as the case may be, and (iii) it shall be in or convertible into a paper format or an electronic format, reasonably satisfactory to the Representatives, that will allow investors to store and have continuously ready access to such Preliminary Prospectus, Issuer Free Writing Prospectus or the Prospectus at any future time, without charge to investors (other than any fee charged for subscription to the Internet generally). The Company hereby confirms that, if so requested by the Representatives, it has included or will include in the Prospectus filed with the Commission an undertaking that, upon receipt of a request by an investor or his or her representative, the Company shall transmit or cause to be transmitted promptly, without charge, a paper or electronic copy of such paper Preliminary Prospectus, Issuer Free Writing Prospectus or the Prospectus to such investor or representative.

6. (a) The Company represents and agrees that, without the prior consent of the Representatives, it has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act; each Underwriter represents and agrees that, without the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Shares that would constitute a free writing prospectus; any such free writing prospectus the use of which has been consented to by the Company and the Representatives is listed on Schedule III hereto;

(b) The Selling Stockholder represents and agrees that it has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act;

(c) The Company has complied and will comply with the requirements of Rule 433 under the Securities Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; the Company represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Securities Act to avoid a requirement to file with the Commission any electronic road show;

(d) The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives or by or on behalf of the Selling Stockholder in its capacity as such expressly for use therein.

7. The Selling Stockholder covenants and agrees with each of the Underwriters as follows:

(a) During a period of 90 days from the date of the Prospectus, the Selling Stockholder will not, without the prior written consent of the Representatives, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any Common Stock or Class B Common Stock to, or any securities convertible into or exercisable or exchangeable for Common Stock or Class B Common Stock (except for the distributions of such securities to its members, limited partners, stockholders or affiliates of the Selling Stockholder), (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock or the Class B Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or Class B Common Stock or such other securities, in cash or otherwise or (iii) make any demand for or exercise any right with respect to the registration of any shares of Common Stock or any security convertible into or exchangeable for shares of Common Stock or Class B Common Stock, other than the Shares to be sold hereunder other than (1) the Option Shares to be sold hereunder, (2) transactions by the Selling Stockholder relating to shares of Common Stock or Class B Common Stock or other securities acquired in open market transactions after the completion of the offering of the Shares, so long as no filing under Section 16(a) of the Exchange Act shall be required or shall be voluntarily made in connection with subsequent sales of Common Stock or Class B Common Stock or other securities acquired in such open market transactions, (3) transfers by the Selling Stockholder of shares of Common Stock or Class B Common Stock or any security convertible into Common Stock or Class B Common Stock as a bona fide gift or (4) distributions by the Selling Stockholder of shares of Common Stock or Class B Common Stock or any security convertible into Common Stock or Class B Common Stock to limited partners, members or stockholders of the Selling Stockholder or its affiliates; provided that in the case of any transfer or distribution pursuant to clause (3) or (4), each donee or distributee shall enter into a written agreement accepting the restrictions set forth in this paragraph as if it were the Selling Stockholder.

(b) The Selling Stockholder will deliver to the Representatives, prior to or at the Closing Date, a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by the Treasury Department regulations in lieu thereof) in order to facilitate the Underwriters’ documentation of their compliance with tax reporting and withholding requirements, including under the Tax Equity and Fiscal Responsibilities Act of 1982, with respect to the transactions contemplated by this Agreement.

8. (a) The Company covenants and agrees with the several Underwriters that, whether or not the transactions contemplated by this Agreement are consummated, the Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including (i) the fees, disbursements and expenses of the Company’s counsel, accountants and other advisors; (ii) filing fees and all other expenses in connection with the preparation, printing and filing of the Registration Statement, each Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (iii) the cost of printing or producing this Agreement, closing documents (including any compilations thereof) and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Shares; (iv) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(c), including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (v) all fees and expenses in connection with listing the Common Stock (including the Shares) on The NASDAQ Stock Exchange; (vi) the filing fees incident to, and the reasonable fees and disbursements of counsel for the Underwriters in connection with, securing any required review by FINRA of the terms of the sale of the Shares not to exceed $50,000; (vii) all fees and expenses in connection with the preparation, issuance and delivery of the certificates, if any, representing the Shares to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Shares to the Underwriters; (viii) the cost and charges of any transfer agent or registrar; (ix) the transportation and other expenses incurred by the Company in connection with presentations to prospective purchasers of Shares (not including the Underwriters and their representatives), including any costs and expenses relating to the preparation of any investor presentations or road show presentations (including electronic road shows and any road show slides, graphics or videos); and (x) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section; and (b) the Selling Stockholder covenants and agrees with the several Underwriters that, whether or not the transactions contemplated by this Agreement are consummated, the Selling Stockholder will pay or cause to be paid all expenses incident to the performance of the Selling Stockholder’s obligations under this Agreement which are not otherwise specifically provided for in this Section 8, including (i) all expenses and taxes incident to the sale and delivery of the Shares to be sold by the Selling Stockholder to the Underwriters hereunder, including any taxes incurred in connection with the redemption or exchange of the Atlas Holdings Interests for Shares in connection with the offering contemplated herein (whether or not such taxes are withheld from the proceeds received by the Selling Stockholder), and (ii) the fees, disbursements and expenses of the Selling Stockholder’s counsel and other advisors, if any. It is understood, however, that except as provided herein, the Underwriter will pay all of its own costs and expenses, including the fees of its counsel and any road show expenses incurred by it (other than costs and expenses incurred by the Underwriter on behalf of the Company).

The Selling Stockholder hereby agrees that it will pay all underwriting discounts, commissions, taxes, stock transfer taxes, stamp duties and other similar taxes, if any, payable upon the sale or delivery of the Option Shares to be sold by the Selling Stockholder to the several Underwriters, or otherwise in connection with the performance of the Selling Stockholder’s obligations hereunder.

9. The several obligations of the Underwriters hereunder to purchase the Shares on the Closing Date or each Option Closing Date, as the case may be, are subject to the performance by the Atlas Parties and the Selling Stockholder of their respective obligations hereunder and to the following additional conditions:

(a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act within the applicable time period prescribed for such filing by the Rules and Regulations and in accordance with Section 5(a); all material required to be filed by the Company pursuant to Rule 433(d) under the Securities Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433 under the Securities Act; if the Company has elected to rely upon Rule 462(b) under the Securities Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof or the Prospectus or any part thereof or any Issuer Free Writing Prospectus shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission or any state securities commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction.

(b) The respective representations and warranties of each Atlas Party and the Selling Stockholder contained herein are true and correct on and as of the Closing Date or the Option Closing Date, as the case may be, as if made on and as of the Closing Date or the Option Closing Date, as the case may be, and each of the Atlas Parties and the Selling Stockholder shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date or the Option Closing Date, as the case may be.

(c) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date or the Option Closing Date, as the case may be, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any downgrading, (ii) any intended or potential downgrading or (iii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company or any Subsidiary by any “nationally recognized statistical rating organization”, as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

(d) (i) The Company and its Subsidiaries, taken as a whole, shall not have sustained since the date of the latest audited financial statements included in the Pricing Prospectus and the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus and the Prospectus, and (ii) since the respective dates as of which information is given in the Registration Statement and the Prospectus, (1) there shall not have been any change in the capital stock (other than as a result of the grant, vesting or exercise of stock options or other equity incentives pursuant to the Company’s equity incentive plans as described in the Pricing Prospectus) or long-term debt of the Company or any Subsidiary (other than borrowings under the Company’s credit facilities described in the Pricing Prospectus) or (2) there shall not have been any material adverse change, or any development that would reasonably be expected to result in a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, shareholders’ equity or results of operations of the Company and its Subsidiaries, considered as one enterprise, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Closing Date or Option Closing Date, as the case may be, on the terms and in the manner contemplated in the Pricing Prospectus.

(e) the Representatives shall have received on and as of the Closing Date or the Option Closing Date, as the case may be, (i) a certificate of two executive officers of the Company, at least one of whom has specific knowledge about the Company’s financial matters, reasonably satisfactory to the Representatives, to the effect (1) set forth in Sections 9(b) (with respect to the respective representations, warranties, agreements and conditions of the Company) and 9(c), (2) that none of the situations set forth in clause (i) or (ii) of Section 9(d) shall have occurred and (3) that no stop order suspending the effectiveness of the Registration Statement has been issued and to the knowledge of the Company, no proceedings for that purpose have been instituted or are pending or contemplated by the Commission, and (ii) a certificate of the Selling Stockholder, reasonably satisfactory to the Representatives, to the effect set forth in Section 9(b) (with respect to the respective representations, warranties, agreements and conditions of the Selling Stockholder);

(f) On the Closing Date or Option Closing Date, as the case may be, Kirkland & Ellis LLP, counsel for the Company, shall have furnished to the Representatives their favorable written opinion, dated the Closing Date or the Option Closing Date, as the case may be, in form and substance reasonably satisfactory to counsel for the Underwriters, to the effect set forth in Exhibit A hereto and to such further effect as counsel for the Underwriters may reasonably request.

(g) On the Closing Date or Option Closing Date, as the case may be, Whitley LLP Attorneys at Law, counsel for the Selling Stockholder, shall have furnished to the Representatives their favorable written opinion, dated the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to counsel for Underwriters, to the effect set forth in Exhibit B hereto and to such further effect as counsel for the Underwriters may reasonably request.

(h) On the effective date of the Registration Statement and, if applicable, the effective date of the most recently filed post-effective amendment to the Registration Statement, each of Grant Thornton LLP, Marcum LLP and Deloitte & Touche LLP shall have furnished to the Representatives a letter, dated the date of delivery thereof, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

(i) On the Closing Date or Option Closing Date, as the case may be, the Representatives shall have received from each of Grant Thornton LLP, Marcum LLP and Deloitte & Touche LLP a letter, dated the Closing Date or such Option Closing Date, as the case may be, to the effect that they reaffirm the statements made in the letter or letters furnished pursuant to Section 9(h), except that the specified date referred to shall be a date not more than three business days prior to the Closing Date or such Option Closing Date, as the case may be.

(j) On the Closing Date or Option Closing Date, as the case may be, the Company shall have furnished to the Representatives a certificate, dated the respective dates of delivery thereof and addressed to the Underwriters, of its Chief Financial Officer with respect to certain financial data contained in the Pricing Disclosure Package and the Prospectus, providing “management comfort” with respect to such information, in form and substance reasonably satisfactory to the Representatives.

(k) On the Closing Date or Option Closing Date, as the case may be, Latham & Watkins LLP, counsel for the Underwriters, shall have furnished to the Representatives their favorable opinion dated the Closing Date or the Option Closing Date, as the case may be, with respect to the due authorization and valid issuance of the Shares, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

(l) The Shares to be delivered on the Closing Date or Option Closing Date, as the case may be, shall have been approved for listing on The NASDAQ Stock Market, subject to official notice of issuance.

(m) FINRA shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and conditions.

(n) The Representatives shall have received “lock-up” agreements, each substantially in the form of Exhibit C hereto, from all executive officers and directors of the Company and each shareholder of the Company listed on Schedule IV hereto, and such agreements shall be in full force and effect on the Closing Date or Option Closing Date, as the case may be.

(o) On or prior to the Closing Date or Option Closing Date, as the case may be, the Company and the Selling Stockholder shall have furnished to the Representatives such further information, certificates and documents as the Representatives shall reasonably request.

(p) On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on The NASDAQ Stock Market; (ii) a suspension or material limitation in trading in the Company’s securities on The NASDAQ Stock Market; (iii) a general moratorium on commercial banking activities declared by any of Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clauses (iv) or (v) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Closing Date or Option Closing Date, as the case may be, on the terms and in the manner contemplated in the Prospectus;

If any condition specified in this Section 9 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated, subject to the provisions of Section 13, by the Representatives by notice to the Company at any time at or prior to the Closing Date or Option Closing Date, as the case may be, and such termination shall be without liability of any party to any other party, except as provided in Section 13.

10. (a) Each Atlas Party agrees, jointly and severally, to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including without limitation, reasonable attorneys’ fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and subject to Section 10(d) any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Initial Registration Statement, as originally filed or any amendment thereof, the Registration Statement, or any post-effective amendment thereof, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication, or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that such Atlas Party will not be liable in any such case to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Initial Registration Statement, as originally filed or any amendment thereof, the Registration Statement, or any post-effective amendment thereof, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, any Issuer Free Writing Prospectus, or any Written Testing-the-Waters Communication in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives or by or on behalf of the Selling Stockholder in its capacity as such expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter is the information described as such in Section 10(c) below and the only such information provided by the Selling Stockholder consists of the Selling Stockholder Information.

(b) The Selling Stockholder agrees to indemnify and hold harmless each Underwriter, its affiliates, and its and their officers, directors, employees, partners and members and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and each Atlas Party, their directors, each of their officers who signed the Registration Statement and each person, if any, who controls such Atlas Party within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including without limitation, reasonable attorneys’ fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and subject to Section 10(d) any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, but only with respect to untrue statements of material fact or omissions therefrom of a material fact, or alleged untrue statements of material fact or alleged omissions therefrom of a material fact, contained in the Initial Registration Statement, as originally filed or any amendment thereof, the Registration Statement, or any post-effective amendment thereof, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication, or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, in reliance upon and in conformity with information furnished or confirmed in writing to the Company by the Selling Stockholder expressly for use therein, it being understood and agreed that the only such information furnished by the Selling Stockholder consists of the Selling Stockholder Information; provided, however, that the indemnity provided by the Selling Stockholder under this subsection (b) shall not exceed the net proceeds (net of any underwriting discounts and commissions but before deducting expenses) from the sale of the Shares sold by the Selling Stockholder hereunder (the “Selling Stockholder Proceeds”).

(c) Each Underwriter severally, and not jointly, agrees to indemnify and hold harmless (i) each Atlas Party, the Selling Stockholder, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other person, if any, who controls the Company or the Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and (ii) the Selling Stockholder, its affiliates, and its and their officers, directors, employees, partners and members and each person, if any, who controls the Selling Stockholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including without limitation, reasonable attorneys’ fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and subject to Section 10(d) any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Initial Registration Statement, as originally filed or any amendment thereof, the Registration Statement, or any post-effective amendment thereof, or any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, any Issuer Free Writing Prospectus or any Written Testing-the-Waters Communication, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the information in the following paragraphs under the caption “Underwriting (Conflicts of Interest)” in the Prospectus: (i) the first paragraph under the heading “Discounts, Commissions and Expenses” (ii) the paragraphs under the heading “Short Sales” and (iii) the paragraph under the heading “Discretionary Sales”.

(d) Promptly after receipt by an indemnified party under Section 10(a), 10(b) or 10(c) of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such Section, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 10). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and jointly with any other indemnifying party similarly notified, to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnified party). Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, which counsel, in the event of indemnified parties under Section 10(a) or 10(b), shall be selected jointly by the Representatives; provided, however that if indemnity may be sought pursuant to Sections 10(a) or 10(b) above in respect of such proceeding, then in addition to such separate counsel of the indemnified parties, their affiliates and such control persons of the indemnified parties, the indemnifying party shall be liable for the fees and expenses of not more than one separate counsel (in addition to local counsel) for the QIU in its capacity as a “qualified independent underwriter”, its affiliates, directors, officers and all persons, if any, who control the QIU within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances if, in the reasonable judgment of the QIU, there may exist a conflict of interest between the QIU and the other indemnified parties. Any such separate counsel for the QIU and such control persons of the QIU shall be designated in writing by the QIU. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party. Notwithstanding the foregoing, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel pursuant to this Section 10, such indemnifying party agrees that it shall be liable for any settlement effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(e) If the indemnification provided for in this Section 10 is unavailable to or insufficient to hold harmless an indemnified party under Section 10(a), 10(b) or 10(c) in respect of any losses, liabilities, claims, damages or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, liabilities, claims, damages or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Atlas Parties and the Selling Stockholder on the one hand and the Underwriters (including Lake Street in its capacity as the QIU) on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Atlas Parties and the Selling Stockholder on the one hand and the Underwriters (including Lake Street in its capacity as the QIU) on the other in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Atlas Parties and the Selling Stockholder on the one hand and the Underwriters (including Lake Street in its capacity as the QIU) on the other from the offering of the Shares shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Atlas Parties and the Selling Stockholder bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Atlas Parties or the Selling Stockholder on the one hand or the Underwriters (including Lake Street in its capacity as the QIU) on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company agrees that the QIU will not receive any additional benefits under this Agreement for serving as the QIU in connection with the offer and sale of the Shares.

The Atlas Parties, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 10(e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 10(e). The amount paid or payable by an indemnified party as a result of the losses, liabilities, claims, damages or expenses (or actions in respect thereof) referred to above in this Section 10(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10(e), (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) the contribution by the Selling Stockholder pursuant to this Section 10(e) shall not exceed the Selling Stockholder Proceeds (reduced by any amounts the Selling Stockholder is obligated to pay under subsection 10(b) above), and (iii) the Selling Stockholder shall be liable only to the extent that the relevant loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission, in each case, which relates to the Selling Stockholder made in the Registration Statement or any Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with any information furnished to the Underwriters in writing by the Selling Stockholder expressly for use therein.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this Section 10(e) to contribute are several in proportion to their respective underwriting obligations and not joint and the Selling Stockholder’s and the Company’s obligations in this Section 10(e) to contribute are several in proportion to the net proceeds received (before deducting expenses) and not joint.

(f) The obligations of the parties to this Agreements contained in this Section 10 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(g) In addition to and without limitation of the Atlas Parties’ obligation to indemnify Lake Street as an Underwriter, each Atlas Party also agrees to indemnify and hold harmless the QIU, its partners, directors, officers and members, each person, if any, who controls the QIU within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and any affiliate of the QIU, and the successors and assigns of all of the foregoing persons, from and against any and all loss, damage, expense, liability or claim (including the reasonable cost of investigation) whatsoever, as incurred, as a result of the QIU’s participation as a “qualified independent underwriter” within the meaning of Rule 5121 in connection with the offering of the Shares.

11. If any Underwriter or Underwriters default in its or their obligations to purchase Shares hereunder on the Closing Date or any Option Closing Date and the aggregate number of Shares that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of Shares that the Underwriters are obligated to purchase on such Closing Date or Option Closing Date, as the case may be, the Representatives may make arrangements satisfactory to the Company and the Selling Stockholder for the purchase of such Shares by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date or Option Closing Date, as the case may be, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Shares that such defaulting Underwriters agreed but failed to purchase on such Closing Date or Option Closing Date, as the case may be. If any Underwriter or Underwriters so default and the aggregate number of Shares with respect to which such default or defaults occur exceeds 10% of the total number of Shares that the Underwriters are obligated to purchase on such Closing Date or Option Closing Date, as the case may be, and arrangements reasonably satisfactory to the Representatives, the Company and the Selling Stockholder for the purchase of such Shares by other persons are not made within 36 hours after such default, this Agreement will terminate, subject to the provisions of Section 13, without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholder, except as provided in Section 13. Nothing herein will relieve a defaulting Underwriter from liability for its default.

In the event of any such default which does not result in a termination of this Agreement, either the Representatives or the Company shall have the right to postpone the Closing Date or the relevant Option Closing Date, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used in this Agreement, the term “Underwriter” includes any person substituted for an Underwriter under this Section 11.

12. Notwithstanding anything herein contained, this Agreement (or the obligations of the several Underwriters with respect to any Option Shares which have yet to be purchased) may be terminated, subject to the provisions of Section 13, in the absolute discretion of the Representatives, by notice given to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date or the Option Closing Date, as the case may be, (a) trading generally on The NASDAQ Stock Market shall have been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, FINRA or any other governmental or regulatory authority, (b) trading of any securities of or guaranteed by the Company or any Subsidiary shall have been suspended on any exchange or in any over-the-counter market, (c) a general moratorium on commercial banking activities in New York shall have been declared by Federal or New York State authorities or a new restriction materially adversely affecting the distribution of the Firm Shares or the Option Shares, as the case may be, shall have become effective, or (d) there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Shares to be delivered on the Closing Date or Option Closing Date, as the case may be, or to enforce contracts for the sale of the Shares.

If this Agreement is terminated pursuant to this Section 12, such termination will be without liability of any party to any other party except as provided in Section 13 hereof.

13. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers, of the Selling Stockholder and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company, any Selling Stockholder, or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Shares. If this Agreement is terminated pursuant to Sections 9, 11 or 12, or if for any reason the purchase of any of the Shares by the Underwriters is not consummated, the Company and the Selling Stockholder shall remain responsible for the expenses to be paid or reimbursed by them pursuant to Section 8, the respective obligations of the Company, the Selling Stockholder and the Underwriters pursuant to Section 10 and the provisions of Sections 13, 14, and 17 shall remain in effect and, if any Shares have been purchased hereunder the representations and warranties in Section 1 and all obligations under Sections 5, Section 6 and Section 7 shall also remain in effect. If this Agreement shall be terminated by the Underwriters, or any of them, under Section 9 or otherwise because of any failure or refusal on the part of the Company or the Selling Stockholder to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason any of the Company or the Selling Stockholder shall be unable to perform its obligations under this Agreement or any condition of the Underwriters’ obligations cannot be fulfilled, the Company agrees to reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and expenses of its counsel) reasonably incurred by the Underwriter in connection with this Agreement or the offering contemplated hereunder.

14. This Agreement shall inure to the benefit of and be binding upon the Company, the Selling Stockholder and the Underwriters, the officers and directors of the Company referred to herein, any controlling persons of the Company, Selling Stockholder or Underwriters referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Shares from any Underwriter shall be deemed to be a successor or assign by reason merely of such purchase.

15. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt thereof by the recipient if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representatives, c/o Stifel, Nicolaus & Company, Incorporated, One South Street, Baltimore, Maryland 21202 (fax no.: 443-224-1495); Attention: Michael A. Gilbert, Deputy General Counsel. Notices to the Company shall be given to it at 13215 Bee Cave Parkway, Building B, Suite 230, Austin, Texas, 78738, ((512) 851-1501) Attention: L. Joe Boyer. Notices to the Selling Stockholder shall be given to it at [Name, Address], (fax no.: [ ● ]); Attention: [ ● ].

16. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

17. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO SUCH STATE’S PRINCIPLES OF CONFLICTS OF LAWS.

18. The parties hereby submit to the jurisdiction of and venue in the federal courts located in the City of New York, New York in connection with any dispute related to this Agreement, any transaction contemplated hereby, or any other matter contemplated hereby.

19. The Company and the Selling Stockholder acknowledges and agrees that (i) the purchase and sale of the Shares pursuant to this Agreement, including the determination of the public offering price of the Shares and any related discounts and commissions, is an arm’s-length commercial transaction between the Company and the Selling Stockholder on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company, the Selling Stockholder or their respective stockholders, creditors, employees or any other party, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company or the Selling Stockholder with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or any Selling Stockholder on other matters) or any other obligation to the Company or any Selling Stockholder except the obligations expressly set forth in this Agreement, and (iv) the Company and the Selling Stockholder has consulted its own legal and financial advisors to the extent it deemed appropriate. The Company and the Selling Stockholder severally agrees that each will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company or the Selling Stockholder, in connection with such transaction or the process leading thereto.

20. The Company acknowledges that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of their respective investment banking divisions. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company by such Underwriters’ investment banking divisions. The Company acknowledges that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transaction for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

21. Notwithstanding anything herein to the contrary, the Company and the Selling Stockholder are authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company and the Selling Stockholder relating to that treatment and structure, without the Underwriters imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential ( and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

22. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the Selling Stockholder and the Underwriters, or any of them, with respect to the subject matter hereof.

23. The Company, the Selling Stockholder and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

24. Recognition of the U.S. Special Resolution Regimes.

(a) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

As used in this Section 24:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument will become a binding agreement among the Atlas Parties, the Selling Stockholder and the Underwriters.

Very truly yours,

ATLAS TECHNICAL CONSULTANTS, INC.

By:
Name:
Title:

ATLAS TC HOLDINGS LLC

By:
Name:
Title:

PTE HOLDINGS, INC.

By:
Name:
Title:

Accepted as of the date hereof:

STIFEL, NICOLAUS & COMPANY, INCORPORATED

RAYMOND JAMES & ASSOCIATES, INC.

By:	Stifel, Nicolaus & Company, Incorporated

By:
Title:

By:	Raymond James & Associates, Inc.

By:
Title:

For themselves and as Representatives of the
other Underwriters named in Schedule I hereto

LAKE STREET CAPITAL MARKETS, LLC

By:	Lake Street Capital Markets, LLC

By:
Title:

In its capacity as “qualified independent underwriter”

SCHEDULE I

Number of Firm Shares
Underwriter	to be Purchased

Stifel, Nicolaus & Company, Incorporated
Raymond James & Associates, Inc.
Macquarie Capital (USA) Inc.
Lake Street Capital Markets, LLC

Total:

SCHEDULE II

Number of Option
Selling Stockholder	Shares to be Sold

PTE Holdings, Inc.

Total:

SCHEDULE III

SCHEDULE IV

AS&M Holdings LP

Boxwood Sponsor LLC

MIHI LLC

GSO Capital Opportunities Fund III LP

Engineering & Testing Services Holdings Corporation

Engineering Services Holdings Corporation

CEL Consulting Holdings Corporation

EXHIBIT A

OPINION OF COUNSEL TO THE COMPANY

[To be provided separately.]

EXHIBIT B

OPINION OF COUNSEL TO SELLING STOCKHOLDER

[To be provided separately.]

EXHIBIT C

lock-up agreement

ATLAS TECHNICAL CONSULTANTS, INC.

13215 Bee Cave Parkway, Building B, Suite 230

Austin, Texas 78738

STIFEL, NICOLAUS & COMPANY, INCORPORATED

RAYMOND JAMES & ASSOCIATES, INC.

c/o Stifel, Nicolaus & Company, Incorporated

One South Street, 15th Floor

Baltimore, Maryland 21202

Ladies and Gentlemen:

The undersigned refers to the proposed Underwriting Agreement (the “Underwriting Agreement”) among Atlas Technical Consultants, Inc., a Delaware corporation (the “Company”), Stifel, Nicolaus & Company, Incorporated and Raymond James & Associates, Inc., as representatives (the “Representatives”) of the several underwriters named therein and the selling stockholder named therein. As an inducement to the Representatives to execute the Underwriting Agreement in connection with the proposed public offering of shares of the Company’s Class A common stock, par value $0.0001 per share (“Common Stock”), pursuant to a Registration Statement on Form S-1, the undersigned hereby agrees that from the date hereof and until 90 days after the public offering date set forth on the final prospectus used to sell the Common Stock (the “Public Offering Date”) pursuant to the Underwriting Agreement (such 90 day period being referred to herein as the “Lock-Up Period”), to which you are or expect to become parties, the undersigned will not (and will cause any spouse or immediate family member of the spouse or the undersigned living in the undersigned’s household, any partnership, corporation or other entity within the undersigned’s control, and any trustee of any trust that holds Common Stock or other securities of the Company for the benefit of the undersigned or such spouse or family member not to) offer, sell, contract to sell (including any short sale), pledge, hypothecate, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended, grant any option, right or warrant for the sale of, purchase any option or contract to sell, sell any option or contract to purchase, or otherwise encumber, dispose of or transfer, or grant any rights with respect to, directly or indirectly, any shares of Common Stock or the Company’s Class B common stock (“Class B Common Stock”) or securities convertible into or exchangeable or exercisable for any shares of Common Stock or Class B Common Stock, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock or the Class B Common Stock, whether any such aforementioned transaction is to be settled by delivery of the Common Stock or the Class B Common Stock or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior joint written consent of the Representatives, which consent may be withheld in the Representatives’ sole discretion.

If the undersigned is an officer or director of the Company, (i) the undersigned agrees that the foregoing restrictions shall be equally applicable to any issuer-directed or “friends and family” shares of Common Stock or Class B Common Stock that the undersigned may purchase in the proposed public offering; (ii) the Representatives agree that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of shares of Common Stock or Class B Common Stock, the Representatives will notify the Company of the impending release or waiver, and (iii) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted by the Representatives hereunder to any such officer or director shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this Agreement to the extent and for the duration that such terms remain in effect at the time of the transfer.

The foregoing restrictions shall not apply to (i) bona fide gifts by the undersigned, provided that (a) each resulting transferee of the Company’s securities executes and delivers to the Representatives an agreement reasonably satisfactory to the Representatives certifying that such transferee is bound by the terms of this Agreement and has been in compliance with the terms hereof since the date first above written as if it had been an original party hereto and (b) to the extent any interest in the Company’s securities is retained by the undersigned (or such spouse or family member), such securities shall remain subject to the restrictions contained in this Agreement, (ii) transactions relating to shares of Common Stock or Class B Common Stock or other securities acquired in open market transactions after the Offering Date, so long as no filing under Section 16(a) of the Exchange Act shall be required or shall be voluntarily made in connection with subsequent sales of Common Stock or Class B Common Stock or other securities acquired in such open market transactions and (iii) distributions of shares of Common Stock or Class B Common Stock or any security convertible into Common Stock or Class B Common Stock to limited partners, members or stockholders of the undersigned or its affiliates; provided that in the case of any transfer or distribution pursuant to clause (iii), each donee or distributee shall enter into a written agreement accepting the restrictions set forth in the first paragraph of this Agreement and this paragraph.

In addition, the undersigned agrees that, during the period commencing on the date hereof and ending 90 days after the Public Offering Date, without the prior written consent of the Representatives (which consent may be withheld in their sole discretion): (a) the undersigned will not request, make any demand for or exercise any right with respect to, the registration of any Common Stock or Class B Common Stock or any security convertible into or exercisable or exchangeable for Common Stock or Class B Common Stock and (b) the undersigned waives any and all notice requirements and rights with respect to the registration of any such security pursuant to any agreement, understanding or otherwise to which the undersigned is a party.

Any Common Stock or Class B Common Stock received upon exercise of options granted to the undersigned will also be subject to this Agreement. Any Common Stock or Class B Common Stock acquired by the undersigned in the open market on or after the Public Offering Date (except Common Stock or Class B Common Stock acquired pursuant to a “friends and family” or directed share program) will not be subject to this Agreement. A transfer of Common Stock or Class B Common Stock to a family member or a trust for the benefit of the undersigned or a family member may be made, provided the transferee agrees in writing prior to such transfer to be bound by the terms of this Agreement as if it were a party hereto.

In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to (a) decline to make any transfer of shares of Common Stock or Class B Common Stock if such transfer would constitute a violation or breach of this Agreement and (b) place legends and stop transfer instructions on any such shares of Common Stock or Class B Common Stock owned or beneficially owned by the undersigned.

This Agreement is irrevocable and shall be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to choice of law rules. This Agreement shall lapse and become null and void if the Public Offering Date shall not have occurred on or before September 30, 2020.

Very truly yours,

Printed Name:
Date:

EXHIBIT D

Form of Press Release

Atlas Technical Consultants, Inc.
[Date]

Atlas Technical Consultants, Inc. (“Company”) announced today that Stifel, Nicolaus & Company, Incorporated and Raymond James & Associates, Inc., the lead book-running managing underwriters in the Company’s recent public offering of _______ shares of Class A common stock, are [waiving] [releasing] a lock-up restriction with respect to _________ shares of the Company’s Class A common stock held by [certain officers or directors] [an officer or director] of the Company. The [waiver] [release] will take effect on _________, 20___, and the shares may be sold on or after such date.

This press release is not an offer or sale of the securities in the United States or in any other jurisdiction where such offer or sale is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the United States Securities Act of 1933, as amended.

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